                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 27, 1995
                                                -------------------------------
                            Resource America, Inc.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                 0-4408               72-0654145
        ---------------------------------------------------------------
     (State or other jurisdiction     (Commission       (IRS Employer
      incorporation)                  File Number)      Identification No.)


        1521 Locust Street,  Philadelphia, Pennsylvania     19102
        ---------------------------------------------------------------
       (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code        (215) 546-5005
                                                  -----------------------------

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

On September 27, 1995, the Company acquired Fidelity Leasing Corporation ("FLC"), effective September 1, 1995, an equipment leasing company, for $1,456,000 in cash (including related expenses) and assumed $312,000 in liabilities. The acquisition was accounted for as a purchase and, accordingly, FLC's assets and liabilities have been recorded at their estimated fair values at the date of acquisition. The purchase price resulted in an excess of costs over net assets acquired (goodwill) of approximately $558,000, which will be amortized on a straight line basis over 15 years. FLC manages seven equipment leasing partnerships.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(a)  Financial Statements of business acquired

     Report of Independent Certified Public Accountants
     Balance Sheets at December 31, 1994, and 1993
     Statements of Earnings for the two years ended December 31, 1994 Statements of Cash Flows for the two years ended December 31, 1994 Statements of Shareholder's Equity for the two years ended December 31,
        1994
     Notes to Financial Statements

     Balance Sheet (unaudited) at June 30, 1995
     Statement of Earnings (unaudited) for the three months and six months ended June 30, 1995, and 1994
     Statement of Cash Flows (unaudited) for the six months ended June 30, 1995, and 1994
     Notes to Unaudited Financial Statements

(b)  Pro Forma Financial Information

     Pro Forma Balance Sheet as of June 30, 1995
     Pro Forma Statement of Operations for the nine months ended June 30, 1995, and 1994
     Pro Forma Statement of Operations for the year ended September 30, 1994 Notes to Unaudited Pro Forma Financial Statements

(c)  Exhibits
     Exhibit 99. Resource America, Inc. Press Release dated September 29, 1995

                                   SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                 RESOURCE AMERICA, INC.
                                       ----------------------------------------
                                                      (Registrant)

Dated:   December 21, 1995         By:         /s/ Nancy J. McGurk
                                       ----------------------------------------
                                                   Nancy J. McGurk
                                        Vice President - Finance and Treasurer

--------------------------------------------------------------------------------


                          FIDELITY LEASING CORPORATION
                                 AND SUBSIDIARY


                       Financial Statements and Report of
                    Independent Certified Public Accountants
                        as of December 31, 1994 and 1993

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Two Commerce Square
                                                 Suite 3100
                                                 2001 Market Street
                                                 Philadelphia, PA 19103-7080
                                                 215 561-4200
                                                 FAX 215 561-1066


                             Grant Thornton [logo]
                             GRANT THORNTON LLP  Accountants and
                                                 Management Consultants

                                                 The U.S. Member Firm of
                                                 Grant Thornton International



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors
Fidelity Leasing Corporation:

We have audited the accompanying consolidated balance sheets of Fidelity Leasing Corporation (a Delaware corporation) and Subsidiary as of December 31, 1994 and 1993, and the related consolidated statements of earnings, changes in shareholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fidelity Leasing Corporation and Subsidiary as of December 31, 1994 and 1993 and the results of their earnings and their cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ Grant Thornton LLP

Philadelphia, Pennsylvania
February 23, 1995

--------------------------------------------------------------------------------

                   FIDELITY LEASING CORPORATION AND SUBSIDIARY
                           Consolidated Balance Sheets


                                                                      December 31,
ASSETS                                                         1994                 1993
------------------------------------------------------------------------------------------
Cash and cash equivalents                                  $1,577,751           $3,078,015
Investment securities held to maturity                      1,656,688                 -
Due from Fidelity Leasing Income Funds                         14,553                3,488
Computer inventory                                            247,416              379,963
Investment in Partnerships, at equity                          41,379               35,732
Equipment, net of accumulated depreciation of $896,031
 and $809,855, respectively                                    76,014              151,943
Contractual servicing rights under partnership
  management agreements, net of accumulated amortization
  of $538,165 and $346,165, respectively                      473,511              665,511
Other assets                                                   64,283               78,041
                                                           ----------           ----------

       Total assets                                        $4,151,595           $4,392,693
                                                           ==========           ==========
LIABILITIES & SHAREHOLDER'S EQUITY
------------------------------------------------------------------------------------------
Accounts payable and accrued expenses                      $  203,477           $  211,461
Due to Fidelity Leasing Income Funds                          107,908            1,047,274
Deferred income                                                 9,390               89,678
Commissions payable                                            21,120               19,864
                                                           ----------           ----------

      Total liabilities                                       341,895            1,368,277

Shareholder's Equity:
  Common stock, $1 par value, authorized 1,000 shares;
    issued and outstanding, 100 shares                            100                  100
   Additional paid-in capital                               3,362,322            3,362,322
   Retained earnings (accumulated deficit)                    447,278             (338,006)
                                                           ----------           ----------

      Total shareholder's equity                            3,809,700            3,024,416
                                                           ----------           ----------

      Total liabilities and shareholder's equity           $4,151,595           $4,392,693
                                                           ==========           ==========


         The accompanying notes are an integral part of this statement.

--------------------------------------------------------------------------------

                  FIDELITY LEASING CORPORATION AND SUBSIDIARY
                      Consolidated Statements of Earnings


                                                              Years Ended December 31,
REVENUES                                                           1994        1993
---------------------------------------------------------------------------------------
Fee income                                                     $2,344,021   $ 2,569,287
Share of net income from limited partnerships                     240,019       327,866
Interest and other income                                          70,828        36,857
                                                               ----------   -----------

   Total revenues                                               2,654,868     2,934,010
                                                               ----------   -----------

EXPENSES
---------------------------------------------------------------------------------------
General and administrative expenses                             2,450,527     2,870,859
Recovery of expenses from Fidelity Leasing Income Funds          (859,119)   (1,001,672)
                                                               ----------   -----------

   Total expenses                                               1,591,408     1,869,187
                                                               ----------   -----------

   Income before depreciation and amortization of intangibles   1,063,460     1,064,823

Depreciation                                                      (86,176)     (122,445)
Amortization of intangibles                                      (192,000)     (192,000)
                                                               ----------   -----------
   Net earnings                                                $  785,284   $   750,378
                                                               ==========   ===========


         The accompanying notes are an integral part of this statement.

--------------------------------------------------------------------------------

                  FIDELITY LEASING CORPORATION AND SUBSIDIARY
                Consolidated Statements of Shareholder's Equity

                for the years ended December 31, 1994 and 1993

                                                            RETAINED
                                                            EARNINGS
                                    COMMON     PAID-IN    (ACCUMULATED
                                     STOCK     CAPITAL      DEFICIT)        TOTAL
-----------------------------------------------------------------------------------
Balance, January 1, 1993              $100   $3,362,322    $(1,088,384)  $2,274,038

Net earnings                            -          -           750,378      750,378
                                      ----   ----------    -----------   ----------
Balance, December 31, 1993             100    3,362,322       (338,006)   3,024,416

Net earnings                            -          -           785,284      785,284
                                      ----   ----------    -----------   ----------
Balance, December 31, 1994            $100   $3,362,322    $   447,278   $3,809,700
                                      ====   ==========    ===========   ==========


         The accompanying notes are an integral part of this statement.

--------------------------------------------------------------------------------

                  FIDELITY LEASING CORPORATION AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                          YEARS ENDED DECEMBER 31,
                                                                          1994               1993
----------------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Net earnings                                                        $   785,284        $   750,378
                                                                      -----------        -----------
  Adjustments to reconcile net earnings to net cash provided by operating activities:
     Share of net income from limited partnerships                       (240,019)          (327,866)
     Depreciation and amortization of intangibles                         278,176            314,445
     (Increase) decrease in amounts due from
     Fidelity Leasing Income Funds
     (Increase) decrease in computer inventory                            (11,065)            (3,488)
                                                                          132,547           (241,877)
     (Increase) decrease in other, net                                      3,996            250,430
     Increase (decrease) in accounts payable, accrued expenses
       and commissions payable                                             (6,728)          (707,633)
     Increase (decrease) in amounts due to
       Fidelity Leasing Income Funds, net                                (939,366)         1,121,164
     Increase (decrease) in deferred income                               (80,288)            35,007
     Distributions from limited partnerships                              244,134            327,866
                                                                      -----------        -----------

      Net cash provided by operating activities                           166,671          1,518,426
                                                                      -----------        -----------

Cash flows from investing activities:
  Capital expenditures                                                    (10,247)           (10,091)
  Purchase of investment securities held to maturity                   (1,656,688)              --
                                                                      -----------        -----------

     Net cash used in investing activities                             (1,666,935)           (10,091)
                                                                      -----------        -----------

     Net increase (decrease) in cash and
      cash equivalents                                                 (1,500,264)         1,508,335

Cash and cash equivalents, beginning of year                            3,078,015          1,569,680
                                                                      -----------        -----------

Cash and cash equivalents, end of year                                $ 1,577,751        $ 3,078,015
                                                                      ===========        ===========




         The accompanying notes are an integral part of this statement.

--------------------------------------------------------------------------------

                  FIDELITY LEASING CORPORATION AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          DECEMBER 31, 1994 AND 1993

NOTE A - ORGANIZATION
--------------------------------------------------------------------------------

Fidelity Leasing Corporation (FLC) is a wholly-owned subsidiary of FML Leasehold, Inc. (FML), a wholly-owned subsidiary of The Fidelity Mutual Life Insurance Company (In Rehabilitation) (FMLICO). FLC is incorporated in the state of Delaware.

FLC was formed to negotiate, structure and market leasing transactions. FLC acts as the general partner of the Fidelity Leasing income Funds (Funds) which have been formed to acquire and lease to third parties various types of computer equipment. FLC also acts as a broker on certain leasing transactions.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

1.   Consolidation

The consolidated financial statements include the accounts of FLC and First Radnor Equities, Incorporated (FRE), a wholly-owned subsidiary of FLC. FRE is an inactive wholesale broker-dealer for investment products and is registered with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. During 1994 and 1993, FRE sold no units in limited partnerships which were sponsored by affiliates.

2.   Investment Securities Held to Maturity

FLC adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities" on January 1, 1994. This new standard requires investments in securities to be classified in one of three categories: held to maturity, trading and available for sale. Debt securities that FLC has the positive intent and ability to hold to maturity are classified as held to maturity and are reported at amortized cost. As FLC does not engage in security trading, the balance, if any, of its debt securities and equity securities are classified as available for sale. Net unrealized gains and losses for securities available for sale are required to be recognized as a separate component of shareholder's equity and excluded from the determination of net income. FLC's investment securities consist of certificates of deposits and U.S. Government Securities with maturities of one year or less and cost approximates market. FLC adopted this new standard for the year ended December 31, 1994 with no resulting financial statement impact. Prior to the adoption of SFAS No. 115, investment securities were carried at cost which approximates market.

3.   Computer Inventory

Computer inventory is carried at lower of cost or market value.

4.   Equipment

Equipment consists primarily of computer equipment and furniture and fixtures and is stated at cost less accumulated depreciation. Depreciation is provided for using the straight-line method over the estimated useful lives of the related assets, which are generally three to seven years.

5.   Contractual Services Rights under Partnership Management Agreements

Contractual services rights relate to the acquisition by FLC of certain leasing operations in January 1989. A portion of the price paid is attributable to the fair market value of the management contracts FLC had with the Funds that existed at that time. Under the terms of those management agreements, FLC renders a variety of services for which it earns a management fee. These service rights are being amortized over the remaining lives of the individual Funds, ranging from one to four years.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Revenue Recognition

Fee income for services rendered is comprised of management fees and brokerage fees earned by FLC. Management fees are earned for management services provided to the Funds by FLC. These fees generally range from 4% to 6% of gross rental payments received by the Funds on equipment under operating leases and 2% and 3% on equipment under full pay-out leases. Such fees are recognized as earned.

In addition, FLC may be entitled to a share of the sales proceeds upon the ultimate disposition of equipment by the Funds of up to 3%.

7.   Income Taxes

FLC adopted, effective January 1, 1993, Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for income Taxes." Under the liability method specified by SFAS No. 109, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The only difference between assets and liabilities for financial statement and tax return purposes is contractual servicing rights under partnership management contracts. No deferred income taxes have been provided for this difference based on management's evaluation of the likelihood of realization by FML, since FML has had significant tax losses in the past few years.

The deferred method, used in years prior to 1993, required FLC to provide for deferred tax expense based on certain items of income and expense which were reported in different years in the financial statements and the tax returns as measured by the tax rate in effect for the year the difference occurred. The change from the deferred method to the liability method of accounting for income taxes had no effect on reported earnings. The cumulative effect of the change in accounting related to years prior to 1993 was $-0-.

FLC files a consolidated tax return for federal tax purposes with its parent, FML, and is party to a tax sharing agreement with FML. Under the provisions of the tax sharing agreement, FML is responsible for FLC's tax liability. Due to the amortization of the intangible assets, FLC will have no taxable income for federal purposes. Therefore, no provision for federal taxes has been made on FLC's consolidated balance sheets or consolidated statements of earnings for the years ended December 31, 1994 and 1993.

FLC files separate state income tax returns and has provided approximately $37,000 and $16,000 for such taxes in 1994 and 1993, respectively, which is recorded in general and administrative expenses in the accompanying consolidated financial statements.

8.   Statements of Cash Flows

For purposes of reporting cash flows, FLC considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash and cash equivalents.

9.   Pension Plan

FLC has a defined contribution plan (401K) covering substantially all employees. This plan provides for voluntary company contributions equal to 50% of contributions made by employees up to a maximum of $3,000 per individual employee. There were no contributions made to the plan by the employees or FLC during 1994. FLC contributed $44,500 to the plan during the year ended December 31, 1993.

During 1994, the plan's Trustee has filed for termination of the plan with the internal Revenue Service. Upon approval of termination from the Internal Revenue Service, all assets will be distributed to the plan's participants.

--------------------------------------------------------------------------------

NOTE C - INVESTMENT IN PARTNERSHIPS
--------------------------------------------------------------------------------

The investment in partnerships includes FLC's investment in each of the Funds. FLC has contributed $1,000 to each of the Funds and states its investment in the Funds at equity.

FLC, as the general partner in each of the Funds, is allocated net income and net losses of the Funds and is entitled to receive cash distributions from the Funds. Net losses of the Funds are generally allocated 99% to the limited partners and 1% to FLC. FLC will generally be allocated net income equal to the amount of cash to be distributed from the Funds to FLC at the close of each month (but not less than 1% of net income), and the balance will be allocated to the limited partners.

Cash distributions from the Funds to FLC equal 1% of cash distributed until the limited partners have received an amount equal to the purchase price of their units in the Funds, plus a cumulative compounded priority return, as defined in the partnership agreement of the respective Funds. Thereafter, as provided by the respective partnership agreements, the cash distribution to FLC increases to 15% for two of the Funds and 10% for the other six Funds, with the excess distributed to the limited partners.

NOTE D - NOTE PAYABLE
--------------------------------------------------------------------------------

FLC has the availability of a $3,000,000 unsecured line of credit from FMLICO. The rate of interest on any amount outstanding is one percent in excess of the 90 day U.S. Treasury Bill Rate (effective rate of 5.56% at December 31, 1994). In addition, FLC has the availability of a $2,000,000 secured line of credit from Royal Bank of Pennsylvania (Royal Bank). The line is secured by a conditional assignment of the management fees due FLC from the Funds. The rate of interest on any amount outstanding is prime plus two percent (effective rate of 10.50% at December 31, 1994). The primary purpose of these loan facilities is to enable FLC to finance equipment purchases in brokered transactions on a short-term basis. The line from FMLICO remains in effect until either FMLICO or FLC gives written notice of termination to the other. The line from Royal Bank is renewed on an annual basis, with a current expiration date of June 30, 1995.

NOTE E - COMMITMENTS AND CONTINGENCIES
--------------------------------------------------------------------------------

1.   Noncancellable Operating Leases

FLC leases office space under agreements which expire at varying dates through 1998. FLC has also entered into an agreement to lease certain computer equipment through 1996. Total expenses under these leases were $418,000 and $341,000 in 1994 and 1993, respectively. FLC recovers a portion of these expenses through sub-lease arrangements entered into for part of its office space and through the reimbursement of its computer lease expenses from the Funds. In 1994 and 1993, FLC recovered $193,000 and $80,000, respectively, in expenses from sub-leasing a portion of its office space and $39,000 and $34,000, respectively, in expenses from the reimbursement of its computer lease expenses from the Funds.

Future minimum lease payments, excluding sub-let rental payments and computer lease expense reimbursements from the Funds, as of December 31, 1994 for the above leases are:

                   Years ending December 31,
                   -------------------------
                          1995                $304,000
                          1996                 215,000
                          1997                  26,000
                          1998                  18,000
                                              --------

                                              $563,000
                                              ========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Future sub-let rental payments and computer lease expense reimbursements due FLC are $198,000 in 1995 and $191,000 in 1996. The net rental expense for the years ended December 31, 1994 and 1993 were approximately $186,000 and $226,000, respectively.

2.   Employment Contracts

FLC entered into employment contracts with certain key executives. These contracts call for, among other things, base compensation and incentive bonuses. Aggregate approximate future commitments under these contracts as of December 31, 1994 are $98,000 in 1995 and $33,000 in 1996.

--------------------------------------------------------------------------------

                              FIDELITY LEASING CORPORATION            FLC/FINST8
                                     AND SUBSIDIARY                     12/18/95
                             CONSOLIDATED BALANCE SHEETS
                                      (UNAUDITED)


                                                             JUNE 30,     JUNE 30,
                                                               1995         1994
                                                            -----------------------
Cash & cash equivalents                                      2,053,396    2,765,275
Short-term investments - net                                   888,327
Accounts receivable
  Fidelity Leasing Income Funds                                145,226       90,151
  Other                                                          1,816       22,722
Computer inventory                                             641,945       49,698
Investment in Partnerships, at equity                           55,000       41,379
Equipment, net of accumulated depreciation
 of $920,063 and $856,955, respectively                         56,012      108,711
Contractual servicing rights under
 partnership management agreements,
 net of accumulated amortization of $634,165
 and $442,165, respectively                                    377,511      569,511
Other assets                                                   120,350       52,916

                                                            -----------------------
Total assets                                                 4,339,583    3,700,363
                                                            =======================

Accounts payable and accrued expenses                           28,104      170,641
Deferred income                                                 12,500       28,623
Commissions payable                                             34,529       16,137

                                                            -----------------------
Total liabilities                                               75,133      215,401

Shareholder's Equity:
 Common stock                                                      100          100
 Additional paid-in capital                                  3,362,322    3,362,322
 Retained Earnings                                             902,028      122,540

                                                            -----------------------
Total shareholder's equity                                   4,264,450    3,484,962

                                                            -----------------------
Total liabilities & shareholder's equity                     4,339,583    3,700,363
                                                            =======================

                         FIDELITY LEASING CORPORATION
                                AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF EARNINGS
                                  (UNAUDITED)


                                                                 6 MONTHS ENDED                 3 MONTHS ENDED
                                                              JUNE 30,     JUNE 30,          JUNE 30,     JUNE 30,
                                                                1995         1994              1995         1994
                                                             ----------------------         ----------------------
Revenues:
  Fee income                                                   895,693    1,255,742           493,002      641,300
  Share of Income from limited partnerships                    148,544       94,838           108,509       62,218
  Interest and other income                                    103,995       21,677            69,227       12,069

                                                             ----------------------         ----------------------
Total revenues                                               1,148,232    1,372,257           670,738      715,587


Expenses:
 General & administrative expenses                             962,865    1,210,612           496,047      596,940
 Recovery of expenses from Fidelity
 Leasing Income Funds                                         (389,415)    (440,001)         (229,284)    (221,175)
                                                             ----------------------         ----------------------
Total expenses                                                 573,450      770,611           266,763      375,765

Income before depreciation and amortization
  of intangibles                                             ----------------------         ----------------------
                                                               574,782      601,646           403,975      339,822

Depreciation                                                    24,032       47,099             9,772       22,300
Amortization of Intangible                                      96,000       96,000            48,000       48,000

                                                             ----------------------         ----------------------
Net earnings                                                   454,750      458,547           346,203      269,522
                                                             ======================         ======================

                         FIDELITY LEASING CORPORATION
                                AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)


                                                                      6 MONTHS ENDED
                                                                  JUNE 30,       JUNE 30,
                                                                   1995            1994
                                                                  -----------------------
     Cash flows from operating activities:
        Net earnings                                                454,750        458,547
        Adjustment to reconcile net earnings to net cash
         provided by operating activities:
          Share of net income from limited partnerships            (148,544)       (94,838)
          Depreciation and amortization of intangibles              120,032        143,099
          (Increase) decrease in amounts due from
           Fidelity Leasing Income Funds                           (130,673)       (86,663)
          (Increase) decrease in accounts receivable                 (1,816)       (22,722)
          (Increase) decrease in computer inventory                (394,529)       330,265
          (Increase) decrease in other, net                         (69,688)        21,478
          Increase (decrease) in accounts payable, accrued
           expenses and commissions payable                        (161,964)       (44,547)
          Increase (decrease) in amounts due to
           Fidelity Leasing Income Funds, net                      (107,908)    (1,047,274)
          Increase (decrease) in deferred income                      3,110        (61,055)
          Distributions from limited partnerships                   148,544         94,838
                                                                  ------------------------

           Net cash used in operating activities                   (288,686)      (308,872)
                                                                  ------------------------

     Cash flows from investing activities:
        Capital expenditures                                         (4,030)        (3,868)
        Maturity of investment securities held to maturity          768,361
                                                                  ------------------------

            Net cash provided by (used in) investing activities     764,331         (3,868)
                                                                  ------------------------

            Net increase (decrease) in cash and cash equivalents    475,645       (312,740)

        Cash and cash equivalents, beginning of period            1,577,751      3,078,015
                                                                  ------------------------

        Cash and cash equivalents, end of period                  2,053,396      2,765,275
                                                                  ========================

                         FIDELITY LEASING CORPORATION
                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                JUNE 30, 1995


Note 1 -  Management's Opinion Regarding Interim Financial Statements

        In the opinion of management, all adjustments (consisting of normal recurring accruals) necessary for a fair statement of the results of operations for the interim period included herein have been made.

        The accounting policies followed by the Company are set forth in Note B to the Company's consolidated financial statements for the year ended December 31, 1994.

Note 2 - Investment in Partnerships

        The investment in partnerships includes FLC's investment in each of the Funds. FLC has contributed $1,000 to each of the Funds and states its investment in Funds at equity.

        FLC, as the general partner in each of the Funds, is allocated net income and net losses of the Funds and is entitled to receive cash distributions from the Funds. Net losses of the Funds are generally allocated 99% to the limited partners and 1% to FLC. FLC will generally be allocated net income equal to the amount of cash to be distributed from the Funds to FLC at the close of each month (but not less than 1% of net income), and the balance will be allocated to the limited partners.

        Cash distributions from the Funds to FLC equal 1% of cash distributed until the limited partners have received an amount equal to the purchase price of their units in the Funds, plus a cumulative compounded priority return, as defined in the partnership agreement of the respective Funds. Thereafter, as provided by the respective partnership agreements, the cash distribution to FLC increases to 15% for two of the Funds and 10% for the other six Funds, with the excess distributed to the limited partner.

           RESOURCE AMERICA, INC. AND FIDELITY LEASING CORPORATION

The unaudited pro forma financial information of Resource America, Inc. (the "Company") presented below reflects the pro forma effects of the acquisition of Fidelity Leasing Corporation, accounted for as a purchase transaction.

The unaudited pro forma balance sheet of Resource America, Inc. is presented as if the acquisition had occurred on June 30, 1995. The unaudited pro forma statement of operations of Resource America, Inc. for the period ended September 30, 1994 give effect to the acquisition as if it had occurred on October 1, 1993. The unaudited pro forma statements of operations of Resource America, Inc. for the period ended June 30, 1995 give effect to the acquisition as if it had occurred on October 1, 1994.

The pro forma financial information does not purport to be indicative of either the financial position or results of operations that might have occurred had the acquisition of Fidelity Leasing Corporation taken place at the dates or for the periods indicated, or to project the Company's financial position or results of operations for any future date or period.

The pro forma financial information has been prepared by the Company and all calculations have been made by the Company based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth under the Notes to Unaudited Pro Forma Financial Statements. Such pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto contained in the Annual Report on Form 10-KSB for the fiscal year ended September 30, 1994 and the Quarterly Report on Form 10-QSB for the period ended June 30, 1995, and in the historical financial statements of Fidelity Leasing Corporation acquired included in Item 7(a) of Form 8-K.

           RESOURCE AMERICA, INC. AND FIDELITY LEASING CORPORATION
                       PRO FORMA COMBINED BALANCE SHEET
                                JUNE 30, 1995
                                 (UNAUDITED)

The following unaudited pro forma balance sheet combines the balance sheets of Resource America, Inc. and Fidelity Leasing Corporation as of June 30, 1995 as if the acquisition had occurred on that date.

                                         Resource            Fidelity                               Pro Forma
Assets                                 America, Inc.      Leasing Corp.          Adjustments        Combined
------                                 -------------      -------------          -----------        ----------
Cash                                     $2,960,623         $2,053,396       (a)$(3,350,772)        $1,663,247
Short-term investments                        -                888,327          (a)(888,327)             -
Computer inventory                            -                641,945          (a)(641,945)             -
Other current assets                      1,280,849            147,042                               1,427,891
Other property and equipment,
 oil and gas properties and
 equipment (successful
 efforts)                                28,951,450               -                    -            28,951,450
Other                                     2,603,921            920,063          (a)(920,063)         2,603,921
Less accumulated
 depreciation and depletion             (18,748,041)          (864,051)          (a)864,051        (18,748,041)
Investments in Real Estate
 Loans                                   17,577,784               -                 -               17,577,784
Restricted cash                           1,885,170               -                 -                1,885,170
Other assets                              1,803,007            552,861           (a)672,606          3,028,474
                                        -----------         ----------          -----------        -----------
   Total assets                         $38,314,763         $4,339,583          $(4,264,450)       $38,389,896
                                        ===========         ==========          ===========        ===========

Liabilities and Stockholders' Equity
------------------------------------

Liabilities
-----------
Current liabilities                        $906,381            $75,133              -                 $981,514
Long-term debt,
 excluding current portion               10,561,075               -                 -               10,561,075
Deferred taxes                              890,000               -                 -                  890,000

Stockholders' Equity
--------------------
Capital Stock                                 8,179                100              (a)(100)             8,179
Additional paid-in capital               19,214,210          3,362,322        (a)(3,362,322)        19,214,210
Retained earnings                         9,782,232            902,028          (a)(902,028)         9,782,232
Treasury stock                           (2,533,040)              -                 -               (2,533,040)
Loan receivable from ESOP                  (514,274)              -                 -                 (514,274)
                                        -----------         ----------          -----------        -----------
   Total liabilities and
         stockholders' equity           $38,314,763         $4,339,583          $(4,264,450)       $38,389,896
                                        ===========         ==========          ===========        ===========

         See accompanying Notes to Unaudited Pro Forma Financial Statements

            RESOURCE AMERICA, INC. AND FIDELITY LEASING CORPORATION
                       PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED JUNE 30, 1995
                                  (UNAUDITED)

The following unaudited pro forma statement of operations combines the results of Resource America, Inc. with the results of Fidelity Leasing Corporation for the nine months ended June 30, 1995 as if the acquisition had occurred on October 1, 1994.

                                          Resource           Fidelity                                 Pro Forma
                                        America, Inc.      Leasing Corp.         Adjustments         Combined
                                        -------------      -------------        -------------      ------------
Gross Revenue                            $8,360,488         $1,840,269        (b)$(203,000)        $9,997,757
General and
  administrative expense                 (1,628,828)          (996,797)              -             (2,625,625)
Other expense                            (4,558,228)          (186,794)          (c)85,000         (4,660,022)
                                         ----------         ----------          ----------        -----------

Income from operations                    2,173,432            656,678          (118,000)           2,712,110

Gain(loss) on sale of property                1,291              4,458               -                  5,749
                                         ----------         ----------          ----------        -----------

Income before taxes                       2,174,723            661,136            (118,000)         2,717,859

(Provision) benefit for
  federal income taxes                     (372,000)             -             (d)(222,000)          (594,000)
                                         ----------         ----------          ----------        -----------

         Net Income                      $1,802,723           $661,136           $(340,000)        $2,123,859
                                         ==========         ==========         ===========         ==========
Net income per common
  share                                       $2.39                                                     $2.82
                                         ==========                                                ==========
Weighted average common
  shares outstanding                        753,100                                                   753,100
                                         ==========                                                ==========



         See accompanying Notes to Unaudited Pro Forma Financial Statements

           RESOURCE AMERICA, INC. AND FIDELITY LEASING CORPORATION
                                JUNE 30, 1995
              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following note describe the pro forma adjustments made to reflect the acquisition of Fidelity Leasing Corporation:

(a)      To record the purchase price of Fidelity Leasing Corporation:
         -------------------------------------------------------------
                                                                DR<CR)
                 Cash                                      $(3,350,772)
                 Short-term investments                       (888,327)
                 Computer Inventory                           (641,945)
                 Other property & equipment                   (920,063)
                 Accumulative depreciation                     864,051
                 Other assets                                  672,606
                 Capital stock                                     100
                 Additional paid-in stock                    3,362,322
                 Retained earnings                             902,028

The pro forma allocation of the purchase price to the net assets of Fidelity Leasing Corporation has been based on estimated asset values determined from information prepared internally by management for purposes of pro forma financial information.

(b) To reduce interest income for the reduction of cash spent to acquire assets and cash Fidelity paid to its parent prior to the transaction

                 Revenue                    203,000

(c)      To adjust depreciation and amortization based on new value of assets

                 Other expense              (85,000)

(d)      To record pro forma tax effects

                 Provision for federal
                  income taxes              222,000

           RESOURCE AMERICA, INC. AND FIDELITY LEASING CORPORATION
                      PRO FORMA STATEMENT OF OPERATIONS
                      FOR YEAR ENDED SEPTEMBER 30, 1994
                                 (UNAUDITED)

The following unaudited pro forma statement of operations combines the results of Resource America, Inc. with the results of Fidelity Leasing Corporation for the year ended September 30, 1994 as if the acquisition had occurred on October 1, 1993.

                                         Resource           Fidelity                                 Pro Forma
                                         America, Inc.      Leasing Corp.         Adjustments         Combined
                                         -------------      -------------        -------------      ------------
Gross Revenue                            $7,986,661          $2,654,868       (a)$(300,000)        $10,341,529
General and
  administrative expense                 (1,708,008)         (1,591,408)             -              (3,299,416)
Other expense                            (5,062,410)           (278,176)      (b)  143,000          (5,197,586)

Income from operations                    1,216,243             785,284           (157,000)          1,844,527

Gain(loss) on sale of property               (7,610)               -                 -                  (7,610)
                                         ----------          ----------          ---------         -----------
Income before taxes                       1,208,633             785,284           (157,000)          1,836,917
(Provision) benefit for
  federal income taxes                      100,000                -         (c)  (273,000)           (173,000)
                                         ----------          ----------          ---------         -----------

         Net Income                      $1,308,633            $785,284          $(430,000)         $1,663,917
                                         ==========          ==========         ==========          ==========
Net income per common
  share - primary                             $1.83                                                      $2.33
                                         ==========                                                 ==========
Weighted average common
  shares outstanding                        715,400                                                    715,400
                                         ==========                                                 ==========
Net income per
common share - fully
diluted                                      $ 1.69                                                      $2.15
                                         ==========                                                 ==========
Weighted average
common shares
outstanding                                 774,700                                                    774,700
                                         ==========                                                 ==========

         See accompanying Notes to Unaudited Pro Forma Financial Statements

           RESOURCE AMERICA, INC. AND FIDELITY LEASING CORPORATION
                              SEPTEMBER 30, 1994
              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following note describe the pro forma adjustments made to reflect the acquisition of Fidelity Leasing Corporation:

The pro forma allocation of the purchase price to the net assets of Fidelity Leasing Corporation has been based on estimated asset values determined from information prepared internally by management for purposes of pro forma financial information.

(a) To reduce interest income for the reduction of cash spent to acquire assets and cash paid to its parent prior to the transaction

                 Revenue                    300,000

(b)      To adjust depreciation and amortization based on new value of assets

                 Other expense             (143,000)

(c)      To record pro forma tax effects

                 Provision for federal
                  income taxes              273,000